UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INFOSONICS CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

INFOSONICS CORPORATION
4350 Executive Drive, Suite 100
San Diego, California  92121
858-373-1600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 9, 2008

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of InfoSonics Corporation to be held on June 9, 2008, at 1:30 p.m. (Pacific Time) at the conference center located at 4370 La Jolla Village Drive, Suite 210, San Diego, California  92121, for the following purposes:

1.             To elect a Board of Directors consisting of five directors, each to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

2.             To ratify the selection of Singer Lewak Greenbaum & Goldstein LLP as InfoSonics’ independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.             To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The complete text of these proposals and the reasons the Board of Directors has proposed their adoption are contained in the accompanying proxy statement, and you are urged to carefully study them.

Only the stockholders of record as shown on our transfer books at the close of business on April 28, 2008, are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.  Our Annual Report to Stockholders (which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2007), is being mailed to stockholders with this proxy statement.  The Annual Report is not part of the proxy soliciting material.  We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about May 8, 2008, to all stockholders of record entitled to vote at the meeting.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy card in the accompanying envelope (which requires no postage if mailed in the United States).  The person executing the proxy card may revoke it by filing with our Corporate Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must request and obtain a valid proxy issued in your name from that record holder.

For the reasons stated herein, the Board of Directors recommends that you vote “FOR” the first two proposals listed above and described in this proxy statement.  Your vote is important no matter how many shares you own.  To be sure that your shares will be voted at the Annual Meeting, please sign and date the enclosed proxy card.

This will not prevent you from attending and voting your shares in person.  Prompt return of your proxy card will reduce InfoSonics’ expenses in this matter.

By Order of the Board of Directors

/s/ JOSEPH RAM
Joseph Ram
Chief Executive Officer

San Diego, California

April 29, 2008

i

INFOSONICS CORPORATION
4350 Executive Drive, Suite 100
San Diego, California  92121
858-373-1600

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To be held June 9, 2008

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these proxy materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of InfoSonics Corporation is soliciting your proxy to vote at its 2008 Annual Meeting of Stockholders.  You are invited to attend the Annual Meeting and to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about May 8, 2008, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 28, 2008, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting.  At the close of business on the record date, there were expected to be approximately 14,830,106 shares of common stock outstanding and entitled to vote.

Who is a stockholder of record?

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

If, at the close of business on the record date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I voting on?

You are being asked to vote on the following two proposals:

•                  Election of five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified; and

•                  Ratification of the selection by the Audit Committee of our Board of Directors of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

How do I vote?

For the election of directors, you may either vote “For” or “Against” any nominee or “Withhold” your vote for any nominee you specify.  For any other matter to be voted on, you may vote “For” or “Against” or abstain from voting on the matter.  The procedures for voting depend on whether you are a stockholder of record or a beneficial owner of shares.

Stockholder of Record.   If you are a stockholder of record, you may vote in person at the Annual Meeting.  Alternatively, you may vote by proxy by using the enclosed proxy card.  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner.   If you are a beneficial owner of shares registered in the name of your broker, bank or other agent (that is, in “street name”), you should have received a proxy form and voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail the proxy form to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

If you hold shares in street name and do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under applicable regulations on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give instructions to your broker, bank or other agent, the shares will be treated as broker non-votes.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 28, 2008, the record date for the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as recommended by our Board of Directors.  The Board of Directors recommends a vote in favor of all five nominees for director and in favor of the other proposal described in this proxy statement.  If any other matter is properly presented at the Annual Meeting, one of the individuals named on your proxy card as your proxy will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes, you can revoke your proxy before the final vote at the Annual Meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•                  you may submit another properly completed proxy with a later date,

•                  you may send a written notice that you are revoking your proxy to our Corporate Secretary at 4350 Executive Drive, Suite 100, San Diego, CA 92121, or

•                  you may attend the Annual Meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What is the quorum requirement?

A quorum of stockholders is necessary to transact business at the Annual Meeting.  A quorum will be present if at least a majority of the shares entitled to vote are represented by stockholders at the Annual Meeting or by proxy.  Your shares will count towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting.  In the election of directors, a decision to withhold authority to vote will be counted for purposes of determining whether there is a quorum.  Abstentions and broker non-votes also will be counted in determining the presence of a quorum.

At the close of business on the record date, there were expected to be approximately 14,830,106 shares outstanding and entitled to vote.  If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

•                  Election of directors.  The affirmative vote of a majority of the shares represented at the Annual Meeting (in person or by proxy) is required for each of the five nominees to be elected directors.  Cumulative voting is not permitted in the election of directors.  There will be no broker non-votes on this proposal since brokers and other nominees who hold shares for the accounts of their clients generally have discretionary authority to vote such shares in the absence of voting instructions from their clients.

•                  Ratification of Singer Lewak Greenbaum & Goldstein LLP as InfoSonics’ independent registered public accounting firm.  The affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) is necessary to ratify the selection of our auditor.  There will be no broker non-votes on the ratification of the accountants since brokers can vote with discretion on this proposal.  Abstentions will not affect the outcome on this proposal.

We are not aware, as of the date of this proxy statement, of any matters to be voted on at the Annual Meeting other than as stated in this proxy statement and the accompanying notice.  If any matters are properly presented at the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count affirmative and negative votes, abstentions and broker non-votes.  The Board of Directors has appointed our Chief Financial Officer to serve as the inspector of election.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final and official voting results will be published in or prior to our quarterly report on Form 10-Q for the second quarter of 2008 ending June 30, 2008 (which will be available at www.sec.gov).

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, a stockholder proposal must be submitted in writing by January 8, 2009, to our Corporate Secretary at 4350 Executive Drive, Suite 100, San Diego, CA 92121.  Please review our bylaws, which contain additional requirements regarding advance notice of stockholder proposals at an annual meeting of stockholders.  A copy of our bylaws is also available from our Corporate Secretary at the address above.

AVAILABLE INFORMATION

A copy of our Annual Report to Stockholders (which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2007) is being sent to each stockholder with this proxy statement.  Any request for a copy of our periodic and current reports should be mailed to InfoSonics Corporation, Attn:  Investor Relations, 4350 Executive Drive, Suite 100, San Diego, CA 92121.  Stockholders may also receive copies of this report and our other reports at no charge by accessing our website at www.infosonics.com or the Securities and Exchange Commission’s website at www.sec.gov.

PROPOSAL 1:   ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect five directors to serve as members of our Board of Directors.  Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified.  Each of the nominees currently is a director of InfoSonics.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

About the Directors

Set forth below is biographical and other information about each of the nominees as of March 31, 2008.  Each of our nominees was recommended for election to our Board by our Nominating and Corporate Governance Committee, comprised of non-management independent directors.

Name	Age as of March 31, 2008	Position with InfoSonics	Initial Date as Director

Joseph Ram	45	Chief Executive Officer, President and Director	1994
Abraham G. Rosler	46	Executive Vice President and Director	1998
Randall P. Marx (1) (2) (3) (4)	55	Director	2003
Robert S. Picow (1) (2) (3)	53	Director	2003
Kirk A. Waldron (1) (2) (3) (5)	45	Director	2005

(1)          Member of the Audit Committee of our Board.

(2)          Member of the Compensation Committee of our Board.

(3)          Member of the Nominating and Corporate Governance Committee of our Board.

(4)          Compensation Committee Chairman.

(5)          Audit Committee Chairman.

Biographical Information

Joseph Ram, Founder, President, CEO and Director.   In 1994, Mr. Ram founded InfoSonics Corporation as a distribution center for telecom and business systems.  Previously, between 1989 and 1993, as sales director for ProCom Supply, Mr. Ram was in charge of worldwide purchasing and oversaw all international sales.

Abraham G. Rosler, Executive Vice President and Director.   Mr. Rosler has served as Executive Vice President and a Director of InfoSonics since 1998.  Mr. Rosler oversees and is involved with purchasing, international sales, product management and management of certain vendor relationships.  Mr. Rosler also directs and oversees some of InfoSonics’ Latin American subsidiaries.  Prior to joining InfoSonics, Mr. Rosler was the managing director of a company that sold cellular accessories into Latin America.  Mr. Rosler holds a Bachelor of Science in Hotel and Restaurant Management degree from the University of Nevada at Las Vegas.

Randall P. Marx, Director.   Mr. Marx has served as a Director of InfoSonics since December 2003.  Mr. Marx has served as a Director of ARC Wireless Solutions, Inc. (NASDAQ: ARCW), a publicly traded company, a division of which is engaged in antenna and cable design and manufacturing, since February 1990, as Chief Executive Officer from December 1994 until June 2000, as Treasurer and Principal Financial Officer from December 1994 until June 2000, as Director of Acquisitions from July 2000 until February 2001 and as Chairman and Chief Executive Officer since February 2001.  From 1983 until 1989, Mr. Marx served as President of THT Lloyd’s Inc., Lloyd’s Electronics Corp. and Lloyd’s Electronics Hong Kong Ltd., international consumer electronics companies.

Robert S. Picow, Director.   Mr. Picow has served as a Director of InfoSonics since December 2003.  Mr. Picow currently serves as Vice Chairman of the Eezinet Corporation, a community aware internet service provider and communications provider.  Mr. Picow currently serves as a Director of Ascendia Brands, Inc (AMEX:  ASB), which purchased Cenuco Inc., a company engaged in wireless application development and software solutions, where Mr. Picow served as Chairman, since April 2004, and as a Director since July 2003.  Mr. Picow currently serves as a Director and Audit Committee Member of American Telecom Services, Inc. (OTC: TES), a telecommunications services company.  Mr. Picow has served as a Director of Streicher Mobile Fueling, a fuel distribution company, since March 2001 and as a director of Fundamental Management Corporation, a private fund management company, since May 2001.  Mr. Picow served as Vice Chairman and a Director of BrightPoint (NASDAQ: CELL) from 1996 until 1997.  Mr. Picow was Chief Executive Officer of Allied Communications, a cellular telephone and accessory distribution company, from its formation in 1986 until it merged with BrightPoint in 1996.

Kirk A. Waldron, Director.   Mr. Waldron has served as a Director of InfoSonics since January 2005.  Since May 2005, Mr. Waldron has served as the Chief Financial Officer of Event Rentals, Inc. dba Classic Party Rentals, the largest full service event rental supplier in the United States.  From September 2004 through January 2005, Mr. Waldron served as Interim President and Chief Financial Officer of SMTEK International Inc. (NASDAQ:  SMTI), an electronics manufacturer.  Mr. Waldron also served as SMTEK’s Senior Vice President, Chief Financial Officer from April 2001 through January 2005.  Mr. Waldron is a Certified Public Accountant and holds a Bachelor of Science in Business Administration from the University of Southern California.

The Board of Directors recommends a vote
“FOR” each of the nominees for election as directors

OTHER EXECUTIVE OFFICERS

The following is biographical information as of March 31, 2008, for our current executive officers not otherwise discussed above.

Jeffrey A. Klausner, Chief Financial Officer.   Mr. Klausner, age 36, has served as our Chief Financial Officer since July 2003.  Prior to joining InfoSonics, Mr. Klausner was Senior Director, Finance at Cable & Wireless (LSE:  CW; NYSE:  CWP) responsible for financial management of their Content Delivery Network, including caching and streaming, from 2000 until 2003.  Prior to his work at Cable & Wireless, he was Corporate Controller for Sandpiper Networks, later merged with Digital Island (NASDAQ:  ISLD) and acquired by Cable & Wireless.  Mr. Klausner started his career with Coopers & Lybrand in the technology and entertainment practice in Los Angeles, California.  Mr. Klausner holds a Bachelor of Science in Management from Tulane University, and is a Certified Public Accountant in California.

John Althoff, President Latin America Division.   Mr. Althoff, age 54, has served as our President of Latin America since September 2004.  Immediately prior to joining InfoSonics, Mr. Althoff served as a consultant in telecommunications and, from 2001 until 2003, was Vice President of Telecom Solutions with Brightstar Corporation.  From 1995 until 2001, Mr. Althoff held key positions for Ericsson Mobile Phones in the Americas, particularly in Latin America where he was Vice President of Sales and Distribution.  In 2000 and 2001, Mr. Althoff was responsible for the sales and marketing of smartphones, modules and modems in all of the Americas.  Throughout his tenure with Ericsson in Latin America, Mr. Althoff was responsible for opening regional markets, management recruitment, and played key roles in the development of the supply chain, as well as that of sales, marketing and overall branding.  Mr. Althoff has a Bachelor of Arts degree in Economics from San Jose State University and Masters Degree in Economic Studies in Education from Stanford University.

DIRECTOR INDEPENDENCE

Nasdaq Marketplace Rules require that a majority of our Board of Directors be composed of “independent” directors as defined by such rules.  The standards relied upon by our Board of Directors in determining whether a director is “independent” consist of those of the Nasdaq Marketplace Rules and, in the case of directors who serve on our Audit Committee, Rule 10A-3 promulgated under the rules of the Securities and Exchange Commission (the “Commission”).

Accordingly, the Board undertook its annual review of director independence.  During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and InfoSonics and its subsidiaries and affiliates.  The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder).  As provided in the Director Qualification Standards of the Nominating and Corporate Governance Committee Charter, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

 Our Board of Directors has adopted the applicable independence rules from the Nasdaq Marketplace Rules and any rules and regulations of the Securities and Exchange Commission applicable to the Company.  In accordance with the Nasdaq Marketplace Rules, to be considered “independent,” the Board of Directors must affirmatively determine that the director being reviewed is not an executive officer or employee of the Company or an individual that has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Additionally, the following persons are not considered “independent”:

(a)          a director who is or, at any time during the past three years was, employed by InfoSonics or its subsidiaries;

(b)         a director who accepted or has a family member who accepted any compensation from InfoSonics in excess of $100,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)             compensation for board or board committee service;

(ii)          compensation paid to a family member who is an employee (other than an executive officer) of InfoSonics; or

(iii)       benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c)          a director who is a family member of an individual who is, or at any time during the past three years was, employed by InfoSonics as an executive officer;

(d)         a director who is, or has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which InfoSonics has made, or from which InfoSonics received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following;

(i)             payments arising solely from investments in InfoSonics’ securities; or

(ii)          payments under non-discretionary charitable contribution matching programs.

(e)          a director of InfoSonics who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of InfoSonics serve on the compensation committee of such other entity; or

(f)            a director who is, or has a family member who is, a current partner of InfoSonics’ outside auditor, or was a partner or employee of InfoSonics’ outside auditor who worked on InfoSonics’ audit at any time during any of the past three years.

As a result of this review, the Board affirmatively determined that the following directors nominated for election at the Annual Meeting are independent of InfoSonics:

Randall P. Marx
Robert S. Picow
Kirk A. Waldron

BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The Board of Directors annually reviews the Nasdaq listing standards’ definitions of independence for members of each of the committees and has determined that members of each of the committees are independent pursuant to applicable rules of the Nasdaq Marketplace Rules and the Securities and Exchange Commission.

Copies of our committee charters may be viewed at the Company’s website at http://www.infosonics.com/corporate_governance.aspx.

Directors serving on our committees are set forth below:

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee (1)

Kirk A. Waldron	**	*	*
Randall P. Marx	*	**	*
Robert S. Picow	*	*	*

*	Member.
**	Chairman.
(1)	The Nominating and Governance Committee currently has no chairman.

Audit Committee

Our Audit Committee performs the following functions:

•                  determines the independent registered public accounting firm to be employed;

•                  discusses the scope of the independent registered public accounting firm’s examination;

•                  reviews the financial statements and the independent registered public accounting firm’s report;

•                  solicits recommendations from the independent registered public accounting firm regarding internal controls and other matters;

•                  reviews all related party transactions for potential conflicts of interest;

•                  makes recommendations to the Board regarding audit-related, accounting and certain other matters; and

•                  performs other related tasks as requested by the Board.

Messrs. Waldron, Marx and Picow are the members of the Audit Committee.  Mr. Waldron is the Chairman of the Audit Committee.

Audit Committee Financial Expert

Our Board of Directors has determined that Messrs. Marx and Waldron, each an independent director, are Audit Committee financial experts.

Compensation Committee

The members of our Compensation Committee are Messrs. Waldron, Marx and Picow.  Mr. Marx is the Chairman of the Committee.  Our Committee performs the following functions, among others:

•                  develops executive compensation philosophies and establishes and annually reviews and approves policies regarding executive compensation programs and practices;

•                  reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and sets the Chief Executive Officer’s compensation based on this evaluation;

•                  reviews the Chief Executive Officer’s recommendations with respect to, and approves annual compensation for, InfoSonics’ other executive officers;

•                  establishes and administers annual and long-term incentive compensation plans for key executives;

•                  recommends to the Board for its approval and, where appropriate, submission to InfoSonics’ stockholders, incentive compensation plans and equity–based plans;

•                  recommends to the Board for its approval changes to executive compensation policies and programs; and

•                  reviews and approves all special executive employment, compensation and retirement arrangements.

Role of Officers and the Compensation Consultant

Named Executive Officers

•                  Management provides perspectives of the business and people needs of the Company.

•                  The Chief Executive Officer presents recommendations for the other Named Executive Officers.  The Compensation Committee determinates compensation for the CEO and the other Named Executive Officers.

•                  Management develops recommendations for the design of pay programs applicable to the Named Executive Officers and other executives.

The Compensation Committee may invite to its meetings any member of management, including the Chief Executive Officer and such other persons as it deems appropriate in order to carry out its duties and responsibilities.

Compensation Consultant

The Compensation Committee may from time to time engage an outside compensation consultant to:

•                  Assist the Compensation Committee in reviewing recommendations prepared by management in light of the Company’s objectives and market practices; and

•                  Provide the Compensation Committee an outside perspective regarding compensation.

Nominating and Corporate Governance Committee

We also have a Nominating and Corporate Governance Committee, which, pursuant to its written charter is responsible for nominating potential directors and for considering nominations for potential directors submitted by our stockholders and for certain matters related to corporate governance.  Messrs. Marx, Picow and Waldron serve on this committee.

There have been no material changes to the procedures (as described below) by which security holders may recommend nominees to our Board of Directors in the last fiscal year.

Director Candidates

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications and have a high standard of personal and professional ethics, integrity and values.  Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers independence, diversity, age, geography, professional background and experience, other board experience, skills and expertise, and such other factors as it deems appropriate given the current needs of the Board and InfoSonics, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relevant considerations.  In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable Securities and Exchange Commission rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors.  The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder or not.  Stockholders who wish to recommend individuals for consideration by the

Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering at least 120 days prior to the anniversary date of the mailing of the proxy statement for our last annual meeting of stockholders a written recommendation to the Nominating and Corporate Governance Committee at the following address:  4350 Executive Drive, Suite 100, San Diego, California 92121.  Each submission must set forth: the name and address of the stockholder on whose behalf the submission is made; the number of our shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director.

Meetings of the Board of Directors and Committee Member Attendance

Our Board of Directors met seven times during the fiscal year 2007.  Our Audit Committee met five times during the fiscal year 2007, and our Compensation Committee met four times during the fiscal year 2007, and our Nominating and Corporate Governance Committee met once during the fiscal year 2007.  All directors attended at least 75% of the meetings of the Board and of the committees on which they served, that were held while they were a director or committee member.

InfoSonics does not have a specific policy requiring director attendance at the Annual Meeting; however, we encourage our directors to be present at the Annual Meeting and available to answer any stockholder questions.  Messrs. Ram, Rosler and Marx attended last year’s annual meeting.

ADDITIONAL CORPORATE GOVERNANCE INFORMATION

Stockholder Communications

Stockholders wishing to send communications to the Board may contact Joseph Ram, our Chief Executive Officer, President and Chairman of the Board, at InfoSonics’ principal executive office address.  All such communications will be shared with the members of the Board, or if applicable, a specified committee or director.

Compensation Committee Interlocks and Insider Participation

Messrs. Marx, Picow and Waldron serve on InfoSonics’ Compensation Committee.  None of these individuals have served as a member of the compensation committee of another entity that has an executive officer serving on the Compensation Committee of InfoSonics.  No executive officer of InfoSonics has served as a director of another entity that had an executive officer serving on the Compensation Committee of InfoSonics.  Finally, no executive officer of InfoSonics has served as a member of the compensation committee of another entity, which had an executive officer serving as a director of InfoSonics.

Certain Relationships and Related Person Transactions

Our Board has delegated to our audit committee the responsibility for reviewing related person transactions. In accordance with its written charter, the Audit Committee reviews the material facts of all related-person transactions, including transactions between the Company and our officers or directors (or affiliates of officers or directors), that require the committee’s approval under the applicable rules of the Securities and Exchange Commission and NASDAQ. The Audit Committee either approves or disapproves the entering into of each related person transaction.  If advance review or approval is not feasible prior to the entry into of a particular related person transaction, the audit committee will review that transaction after it has been entered into and determine whether to ratify such transaction. The Audit Committee has the authority to establish categories of related person transactions which do not require the approval of the Audit Committee as well as procedures for consummating certain categories of transactions without the approval of the Audit Committee.

Conflicts of Interest Policies

Our Board of Directors and our officers are subject to certain provisions of Maryland law that are designed to eliminate or minimize the effects of certain potential conflicts of interest.  In addition, our bylaws provide that any transaction between us and an interested party must be fully disclosed to our Board, and that a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) must make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

All future transactions between us and any of our officers, directors, or 5% stockholders are expected to be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of our independent, disinterested directors.  We believe that by following these procedures, we will be able to mitigate the possible effects of any conflicts of interest.

Code of Business Conduct and Ethics and Reporting of Accounting Concerns

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”).  We require all employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work.  The Code of Conduct requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest.

We have also adopted a Code of Ethics (the “Code of Ethics”) for our Chief Executive Officer, our Chief Financial Officer, our Controller and all other financial officers and executives.  The Code of Ethics supplements our Code of Conduct and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

The Code of Conduct and Code of Ethics have been filed with the Securities and Exchange Commission and can be found on our website at http://www.infosonics.com/corporate_governance.aspx.

We have established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.  These procedures provide substantial protections to employees who report company misconduct.

DIRECTOR COMPENSATION

2007 Director Compensation Table

The following table sets forth information regarding the annual compensation of InfoSonics’ nonemployee directors for 2007, which consisted of the following components:  cash compensation, consisting of annual retainer fees, including amounts associated with serving as chairman of the Audit Committee; and equity compensation, consisting of stock option awards.  Each of these components is more particularly described below.

Name	Fees Earned or Paid in Cash (1)		Total

Kirk A. Waldron	$19,500	(2)	$19,500
Randall P. Marx	17,500		17,500
Robert S. Picow	17,500		17,500

(1)          The amounts in this column reflect director compensation earned and paid in cash.

(2)          Includes payment of $2,000 for service as Audit Committee Chairman.

Nonemployee Director Compensation Program.   Nonemployee directors are compensated by a base cash annual retainer fee of $17,500.  The Audit Committee Chairman is paid an additional annual cash retainer of $2,000.  Payments are made to directors on a quarterly basis.  Stock options are granted periodically at the discretion of the Board.  No stock options were granted in 2007 to our nonemployee directors.  Director stock options are granted with an exercise price equal to the fair market value of InfoSonics common stock on the effective date of grant.  The nonemployee directors had the following number of outstanding stock options at 2007 fiscal year end:  Mr. Waldron, 70,000 shares; Mr. Marx, 100,000 shares; and Mr. Picow, 90,000 shares.  Board members are also reimbursed for out-of-pocket costs related to their attendance at Board and Committee meetings.

Changes in 2008 Nonemployee Director Compensation.  Effective April 1, 2008, the base cash annual retainer fee for nonemployee directors was increased to $27,500 and the additional cash retainer fee for the Audit Committee Chairman was increased to $3,000.

2007 AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees InfoSonics’ financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee, as it was constituted at the time of each respective report, reviewed and discussed with management the audited financial statements in InfoSonics’ Annual Report on Form 10-K for the year ended December 31, 2007, and the unaudited financial statements included in InfoSonics’ Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2007.

The Audit Committee discussed with its independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditor’s judgments as to the quality, not just the acceptability, of InfoSonics’ accounting principles and such other matters as are required to be discussed by the auditor with the Audit Committee under Statement on Auditing Standard No. 61, as amended.  In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting firm’s independence from management and InfoSonics, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1.  The Audit Committee considered whether the auditor’s providing services on behalf of InfoSonics other than audit services is compatible with maintaining the auditor’s independence.

The Audit Committee discussed with InfoSonics’ independent registered public accounting firm the overall scope and plans for their respective audits.  The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of the auditor’s examinations, its evaluations of InfoSonics’ internal controls, and the overall quality of InfoSonics’ financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.  The Audit Committee also has recommended to the Board the selection of InfoSonics’ independent registered public accounting firm for 2008.

The Audit Committee

Kirk A. Waldron, Chairman
Randall P. Marx
Robert S. Picow

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2007, was a director, officer or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act for transactions occurring during such fiscal year, except that twenty-three sales transactions were reported late by JRC, Inc., which was a beneficial owner of more than ten percent of our common stock at the respective dates of such transactions.  JRC, Inc. does not have any affiliation with the Company other than its ownership of securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 31, 2008, there were 14,819,781 shares of common stock outstanding.  The following table sets forth certain information as of that date with respect to the beneficial ownership of common stock by each (i) Named Executive Officer, (ii) director and nominee for director, (iii) all executive officers and directors as a group, and (iv) each other person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class (1)

Executive Officers

Joseph Ram			30.45%
4350 Executive Drive, Suite 100
San Diego, California 92121	4,650,000	(2)

Abraham G. Rosler			4.76%
4350 Executive Drive, Suite 100
San Diego, California 92121	741,289	(3)

Jeffrey A. Klausner			3.60%
4350 Executive Drive, Suite 100
San Diego, California 92121	554,000	(4)

John Althoff			*
4350 Executive Drive, Suite 100
San Diego, California 92121	110,000	(5)

Joseph C. Murgo			*
4350 Executive Drive, Suite 100
San Diego, California 92121	72,000	(6)

Directors

Randall P. Marx			*
4350 Executive Drive, Suite 100
San Diego, California 92121	100,000	(7)

Robert S. Picow			*
4350 Executive Drive, Suite 100
San Diego, California 92121	100,000	(8)

Kirk A. Waldron			*
4350 Executive Drive, Suite 100
San Diego, California 92121	66,667	(9)

All executive officers and directors as a group (8 persons)	6,393,956	(10)	37.60%

Beneficial Owners of Greater than 5%

JRC, Inc.			9.42%
6th Floor 32, Ludgate Hill
London EC4M 7DR
United Kingdom	1,418,617	(11)

*      Less than one percent

(1)   “Beneficial ownership” is defined in the regulations promulgated by the SEC as having or sharing, directly or indirectly: (a) voting power, which includes the power to vote or to direct the voting, or (b) investment power, which includes the power to dispose or to direct the disposition of shares of the common stock of an issuer. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the date of March 31, 2008, are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)   Includes 1,080,000 shares of common stock owned by Ram Grantor Retained Annuity Trust, of which Mr. Ram is Trustee, and options to purchase 450,000 shares held by Mr. Ram personally.

(3)   Includes options to purchase 641,289 shares held by the Abraham G. Rosler Family Trust dated July 30, 1999, of which Mr. Rosler is Trustee, and options to purchase 100,000 shares held by Mr. Rosler personally.

(4)   Represents options granted to Mr. Klausner to purchase an aggregate of 554,000 shares.

(5)   Represents options granted to Mr. Althoff to purchase an aggregate of 110,000 shares.

(6)   Represents options granted to Mr. Murgo to purchase an aggregate of 72,000 shares. Mr. Murgo ceased being an executive officer in March 2007, although he remains an employee of the Company.

(7)   Represents options granted to Mr. Marx to purchase an aggregate of 100,000 shares.

(8)   Includes options granted to Mr. Picow to purchase an aggregate 90,000 shares.

(9)   Represents options granted to Mr. Waldron to purchase an aggregate of 66,667 shares.

(10) Includes options to purchase 2,183,956 held by executive officers and directors and reflects information contained in footnotes (1) through (9).

(11) Based on Schedule 13G, as amended, filed by JRC, Inc. on February 8, 2008, and includes options to purchase 240,000 shares.

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis presents information regarding the compensation of our executive officers, who are named in the Summary Compensation Table (the “Named Executive Officers”).

Objectives of Compensation Program

The Compensation Committee (the “Committee”) sets and administers the policies that govern the annual and long-term compensation of the Named Executive Officers. The Committee’s executive compensation policies are designed to achieve the following objectives:

•      Provide competitive levels of compensation that relate compensation to the Company’s annual and long-term performance;

•      Reward above-average corporate performance compared to other companies in the distribution industry;

•      Recognize individual initiative and achievements; and

•      Assist in retaining and attracting qualified executive officers.

The Committee attempts to achieve these objectives through a combination of base salary, cash bonus awards, and stock options or other equity incentive compensation.

Determining Compensation

The Committee sets pay for the Named Executive Officers based on a subjective evaluation of each individual executive’s performance and contributions to InfoSonics. The Committee also considers the Company’s past performance, future prospects and long-term growth potential, as well as market data. The Committee reviews comprehensive tally sheets for each of the executives prepared by Jeffrey A. Klausner, our Chief Financial Officer, which summarize the total compensation received by each executive during the most recent fiscal year, the unrealized value of stock options held by each executive, and any amounts that might become payable to, and the value of benefits that might be received by, the executives in the event their employment was terminated under various conditions. The Committee considers recommendations of the Chief Executive Officer concerning compensation for other executives. Additional information about the role and processes of the Committee is presented under “Compensation Committee,” above.

As indicated above, the Committee takes several factors into account in determining base pay, annual bonuses, and long-term incentive opportunity. Our compensation program is not designed to pay executive officers at a particular percentile of a market range. Accordingly, the Committee does not select a group of peer companies with an eye toward using their executive officer pay as a benchmark against which to set our compensation. Nevertheless, the Committee understands that there are several companies with which the Company competes for executive officer talent and considers it useful to examine their pay practices from time to time. In 2006, the Committee conducted a review of our Named Executive Officers’ base salary, annual bonus and long-term incentive grant levels. In connection with this review, the Committee retained Denver Management Advisors, Inc., an executive compensation advisory firm, as an outside consultant to supply market data for the Committee’s consideration.

Elements of Compensation

Base Salaries.  Executive salaries are reviewed by the Committee on a yearly basis and are set for individual Named Executive Officers based on the performance both of the Company and the executive in the past year as described above. Through consideration of these criteria, the Committee believes that salaries may be set in a manner that is both competitive and reasonable within the Company’s industry.

As a result of the review of the Named Executive Officers’ compensation described above, the Committee in March 2007 approved increases in the annual base salaries effective January 1, 2007 for the Named Executive Officers as follows:  Mr. Ram, $325,000; Mr. Klausner, $175,000; Mr. Rosler, $150,000; and Mr. Althoff, $144,000. The base salary of Mr. Murgo, who ceased being an executive officer in March 2007, was not increased.

Cash Bonus Awards.  The Committee considers on an annual basis whether to pay cash bonuses to some or all of the Company’s executive officers. The Committee considers the granting of bonuses with the objective that the Company will remain competitive in its compensation practices and be able to retain highly qualified executive officers. In determining the amounts of bonuses, the Committee considers the performance both of the Company and of each executive officer in the past year as described above. The Committee’s review of the Company’s performance concentrates on revenues and earnings, distributor relationships, customer relationships, internal operating procedures and efficiencies, personnel matters, investment community recognition of the Company and financial stability. Based on individual and Company performance in 2007, the Committee did not award discretionary bonuses to Messrs. Ram, Klausner and Rosler, and awarded $200 bonuses to Messrs. Althoff and Murgo.

Stock Options.  Stock options are granted to executive officers and other employees of the Company by the Committee as a means of providing long-term incentive to the Company’s employees. The Committee believes that stock options encourage increased performance by our employees and align the interests of our employees with the interests of our stockholders. Decisions concerning recommendations for the granting of stock options to a particular executive officer are made after reviewing the number of options previously granted to that officer, the number of options granted to other executive officers (with higher ranking officers generally receiving more options in the aggregate), a subjective evaluation of that officer’s performance and contributions to InfoSonics, and anticipated involvement in InfoSonics’ future prospects. All stock options are granted with an exercise price equal to the fair market value of InfoSonics common stock on the date of grant. While stock options are viewed by the Committee on a more forward-looking basis than cash bonus awards which are based on prior performance, an executive officer’s prior performance will impact the number of options that may be granted. The Committee will typically consider an annual grant of stock options to executive officers in the first half of each year, taking into account the foregoing factors. Because of accounting considerations, stock options that would have been granted in early 2006 to Messrs. Ram, Klausner, Rosler, Althoff and Murgo were granted on December 30, 2005. These stock options were granted prior to the Company’s adoption of FAS 123R accounting for equity awards as of January 1, 2006, and were fully visited upon grant.  The Committee concluded that individual and Company performance did not warrant the grant of stock options to the Named Executive Officers in 2007.

Severance Benefits.  Employment agreements between InfoSonics and each of Messrs. Ram, Klausner and Rosler provide for the payment of severance under certain conditions. (See “Summary Compensation Table—Employment Agreements” for a further description of these employment agreements.)  If the Company terminates an employment agreement other than for cause or if the employee terminates for “reasonable basis,” as both terms are defined in the agreements and described below under “Potential Payments Upon Termination or Change in Control,” the officer is entitled to a severance payment equal to the greater of 50% of the salary payable over the remaining term of the employment agreement or 18 months of salary, subject to the officer’s execution of a general release and waiver of claims against the Company. If an officer voluntarily terminates his employment other than for “reasonable basis,” the officer is not entitled to receive a severance payment. The agreements do not provide for tax assistance. Under the terms of the agreements, the officers are also subject to confidentiality and non-competition restrictions in favor of the Company. The Committee believes the terms and conditions and the level of benefits provided under these agreements is appropriate and provides a fair separation package to these executives based on the Committee’s view of market practices.

Other Benefits.  We do not provide executive officers with perquisites other than an annual automobile allowance for Messrs. Ram and Rosler. Our health care and other insurance programs are the same for all eligible employees, including executives.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a publicly traded company may deduct for compensation paid to its chief executive officer and the four other most highly compensated executive officers in a fiscal year. “Performance-based compensation” is excluded from this $1 million limit. Stock options granted to the covered executive officers are designed to qualify for the performance-based exemption under Section 162(m), and the Compensation Committee does not presently expect total cash-based compensation to any of our executive officers to exceed the $1 million limit. However, the Committee believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, the Committee has not adopted a policy that all compensation must be tax-deductible and qualified under Section 162(m), and may in the future pay cash compensation and make equity awards that are not tax-deductible and qualified under Section 162(m).

2007 COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors acts on behalf of the board to establish and oversee InfoSonics’ executive compensation program in a manner that serves the interests of InfoSonics and its stockholders. For a discussion of the Compensation Committee’s policies and procedures, see “Compensation of Executive Officers—Compensation Discussion and Analysis.”

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for fiscal year 2007 (included in this proxy statement) with InfoSonics’ management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors of InfoSonics that the Compensation Discussion and Analysis be included in InfoSonics’ proxy statement for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

The Compensation Committee

Randall P. Marx, Chairman

Robert S. Picow

Kirk A. Waldron

SUMMARY COMPENSATION TABLE

The following table sets forth for our Chief Executive Officer, Chief Financial Officer, each of our two other current executive officers, and one former executive officer (each of these persons is referred to as a Named Executive Officer (“NEO”)), information regarding salary, bonus and other compensation for the year ended December 31, 2007.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total
		($)	($)	($)	($)

Joseph Ram	2007	$325,000	$0	$29,605	$354,605
Chief Executive Officer, Chairman	2006	275,000	90,000	26,300	391,300

Jeffrey A. Klausner	2007	$175,000	$0	$7,188	$182,188
Chief Financial Officer	2006	150,000	45,000	6,000	198,480

Abraham G. Rosler	2007	$150,000	$0	$10,278	$160,278
Executive Vice President	2006	120,000	45,000	12,100	177,100

John Althoff	2007	$144,000	$200	$5,848	$150,048
President, Latin America Division	2006	120,000	7,000	5,112	132,112

Joseph C. Murgo (2)	2007	$100,000	$200	$3,962	$104,162
Vice President, Sales and Marketing North America	2006	100,000	4,000	2,385	106,385

(1)   The amounts shown are for Company match under our 401(k) plan and, for Mr. Ram and Mr. Rosler, an automobile allowance as well.

(2)   Mr. Murgo ceased being an executive officer in March 2007, although he remains an employee of the Company. The amounts in this table reflect his compensation for all of 2007.

Employment Agreements.  On April 8, 2008, the Committee renewed and updated employment agreements between InfoSonics and each of Messrs. Ram, Klausner and Rosler to replace prior employment agreements that expired by their terms on December 31, 2007. Other than restating the base salaries to conform to the increased salary levels made effective January 1, 2007, as set forth under “Elements of Compensation—Base Salary,” the terms of the new employment agreements otherwise are not materially changed from the terms of the prior employment agreements. The terms of the agreements for each of the executives are substantially similar except with respect to the amount of annual base salary. The base salary set in the employment agreements is subject to periodic review by the Board or the Compensation Committee. The agreements also provide that each executive is eligible to receive a discretionary performance-based bonus as determined by the Committee, though no minimum or maximum bonus amount is required. These agreements were entered into as of April 8, 2008, and have a term of four years that expires on April 8, 2012. The Company has not entered into an employment agreement with Mr. Althoff, and did not renew an employment agreement with Mr. Murgo that also expired on December 31, 2007.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

The following table provides information regarding outstanding stock options held by Named Executive Officers at 2007 fiscal year end. No stock options were granted in 2007.

		Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)	Option		Option Expiration
Name	Grant Date	Exercisable		Unexercisable	Exercise Price		Date
					($)

Joseph Ram	12/30/2005	50,000			$8.12		12/30/2008
	04/05/2001	400,000			0.85		04/06/2011

Jeffrey A. Klausner	12/30/2005	100,000			8.12		12/30/2008
	12/30/2003	204,000			2.25	(1)	07/01/2013
	12/30/2003	250,000			3.00	(1)	07/01/2013

Abraham G. Rosler	12/30/2005	100,000			8.12		12/30/2008
	04/05/2001	91,000	(2)		0.85		04/05/2011
	02/02/2000	320,000	(2)		0.25		02/02/2010
	07/17/1998	403,002	(2)		0.13		07/17/2008

John Althoff	12/30/2005	30,000			8.12		12/30/2008
	05/25/2005	40,000			1.65		05/24/2008
	06/17/2004	40,000			3.00		06/17/2014

Joseph C. Murgo	12/30/2005	30,000			8.12		12/30/2008
	06/17/2004	42,000			3.00		06/17/2014

(1)          Options for 250,000 shares were granted at the then current fair market value ($2.25). Additional options for 250,000 shares were granted on the same day at an exercise price equal to the initial public offering price of the Company’s common stock (which was $3.00 on June 17, 2004).

(2)          Options are held by Mr. Rosler’s family trust of which he is trustee.

2007 STOCK OPTION EXERCISES

The following table provides information regarding exercises of stock options by Named Executive Officers during 2007.

Option Awards
Name	Number of Shares Acquired on Exercise		Value Realized on Exercise (1)
	(#)		($)

Joseph Ram	—		—
Jeffrey A. Klausner	130,000		$401,826
Abraham G. Rosler	366,998	(2)	1,027,472
John Althoff	—		—
Joseph C. Murgo	—		—

(1)   The value realized on exercise is the difference between the fair market value of the underlying stock at the time of exercise and the stock option exercise price.

(2)   These options were exercised by Mr. Rosler’s family trust, of which he is trustee.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Termination Payments Under Employment Agreements

The Company’s employment agreements with Messrs. Ram, Klausner and Rosler provide for the payment of severance under certain conditions. If InfoSonics terminates an employment agreement other than for cause or if the employee terminates for “reasonable basis”, the officer is entitled to a severance payment equal to the greater of 50% of the salary payable over the remaining term of the employment agreement or 18 months of salary, subject to the officer’s execution of a general release and waiver of claims against InfoSonics. If an officer voluntarily terminates his employment other than for “reasonable basis,” the officer is not entitled to receive a severance payment.

Under the employment agreements, the term “reasonable basis” means a material breach of the employment agreement, a termination without “cause” during the term of the agreement, a reduction in the executive’s salary except to the extent that a majority of the other executive officers of the Company incur similar reductions, or termination of employment within 12 months after a “change of control”.

The term “cause” means engaging in or committing willful misconduct, gross negligence, theft, fraud or other illegal conduct; refusal or unwillingness to perform, or materially inadequate performance of the executive’s duties; breach of any applicable non-competition, confidentiality or other proprietary information or inventions agreement; inappropriate conflict of interest; insubordination; failure to follow the directions of the Board; indictment or conviction of any felony, or any entry of a plea of nolo contendere.

The term “change of control” means any consolidation or merger in which the Company is not the continuing or surviving corporation, except where the holders of Company common stock immediately prior to the merger own a majority of the voting common stock of the surviving corporation immediately after the merger; a sale, lease, exchange or other transfer of all or substantially all the Company’s assets; stockholder approval of a liquidation or dissolution of the Company; the acquisition by any person or entity of a majority of the stock entitled to elect a majority of the directors of the Company, or a bankruptcy proceeding.

Under the terms of the agreements, the officers are also subject to confidentiality and non-competition restrictions in favor of InfoSonics.

If a reasonable basis termination of employment had occurred on December 31, 2007, the amounts payable to each current executive would have been as follows:  Mr. Ram, $487,500; Mr. Klausner, $262,500; and Mr. Rosler, $225,000. The employment agreements do not provide for tax gross-ups.

Under Mr. Murgo’s employment agreement, which had similar terms regarding the payment of severance under certain conditions, the amount payable to Mr. Murgo at December 31, 2007, would have been $150,000. This agreement expired by its terms on December 31, 2007, and Mr. Murgo is no longer entitled to severance benefits.

Change in Control Provisions Under Equity Incentive Plans

Under the 2006 Equity Incentive Plan, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award, or unless otherwise provided in a written employment, services or other agreement with a participant, if a change in control or reorganization event occurs, outstanding awards will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions applicable to the awards will lapse, immediately before the change in control or reorganization event. In addition, the Compensation Committee may determine that outstanding awards will be surrendered, cancelled or terminated in exchange for a cash payment or make any other adjustments it deems appropriate in a change in control or reorganization event.

Under the 2006 Equity Incentive Plan “change in control” means any of the following:(1) any consolidation or merger of InfoSonics in which InfoSonics is not the continuing or surviving corporation, other than a merger of InfoSonics in which the holders of InfoSonics common stock immediately prior to the merger own a majority of the voting common stock of the surviving corporation immediately after the merger; (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of InfoSonics; (3) any approval by the stockholders of InfoSonics of any plan or proposal for the liquidation or dissolution of InfoSonics; (4) the acquisition by any person or entity, or any group of persons and/or entities of a majority of the stock entitled to elect a majority of the directors of the Company; or (5) subject to applicable law, in a Chapter 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving InfoSonics to a case under a Chapter 7 bankruptcy proceeding.

A “reorganization event” means (a) the merger or consolidation of the Company with another corporation, (b) one person becoming the beneficial owner of all the outstanding equity securities of the Company, (c) the sale of all or substantially all the assets of the Company, or (d) the dissolution, liquidation or reorganization of the Company.

As of December 31, 2007, none of the Named Executive Officers held unvested stock options under the 2006 Plan or any other prior Company stock option plans at that date.

PROPOSAL 2:  TO RATIFY THE SELECTION OF SINGER LEWAK GREENBAUM &
GOLDSTEIN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Singer Lewak Greenbaum & Goldstein LLP (“SLGG”), an independent registered public accounting firm, to audit the financial statements of InfoSonics for the fiscal year ending December 31, 2008. Although stockholder approval of the Audit Committee’s selection of SLGG is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If stockholders do not approve this proposal at the Annual Meeting, the Audit Committee may reconsider the selection of SLGG.

Representatives of SLGG are not expected to be present at the Annual Meeting.

Principal Accountant Fees and Services

The Audit Committee reviews and determines whether specific projects or expenditures with SLGG potentially affect their independence. The Audit Committee’s policy requires that all services the independent registered public accounting firm may provide to InfoSonics, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee (who have been delegated the authority to act in such circumstances) to obtain such approval. The approval will be reported to the Audit Committee at its next scheduled meeting. All audit and non-audit services provided by SLGG during 2007 were pre-approved by the Audit Committee.

The following sets forth the aggregate fees billed to us by SLGG for the years ended December 31, 2006 and 2007.

Audit Fees

The aggregate fees billed for professional services rendered by SLGG for its audit of our annual financial statements and its review of our financial statements included in Forms 10-Q and 10-K in fiscal years 2006 and 2007 were $193,027 and $191,471, respectively.

Audit Related Fees

The aggregate fees billed for audit related services by SLGG in years 2006 and 2007 were $18,346 and $6,802, respectively. The 2006 fees were accrued in connection with consents for securities filings with the Securities and Exchange Commission. The 2007 fees were accrued in connection with consent for a securities filing with the Securities and Exchange Commission.

Tax Fees

There were no fees billed by SLGG in either 2006 or 2007 for professional services for tax compliance, tax advice or tax planning.

All Other Fees

The aggregate fees billed by SLGG in 2006 were $26,615 for professional services other than the services described above. There were no fees billed by SLGG in 2007 for professional services other than the services described above.

The Board of Directors unanimously recommends that the stockholders vote
“FOR” ratification of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent registered public accounting firm for 2008

The following table provides information presented as of December 31, 2007, with respect to our 1998 Stock Option Plan, our 2003 Stock Option Plan, our 2006 Equity Incentive Plan and options granted outside of such plans.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)

Equity compensation plans approved by security holders (1)	2,628,326	$2.68	945,000	(2)

Equity compensation plans not approved by security holders	240,000	$3.60	—

(1)   Includes all options outstanding under our 1998 Stock Option Plan, our 2003 Stock Option Plan, and our 2006 Equity Incentive Plan. Additionally, options for 180,000 shares were granted to non-employee directors in 2005. Such grants were outside of the Company’s existing option and equity incentive plans and were approved by the Company’s stockholders at the Company’s annual meeting of stockholders in June 2006.

(2)   As of December 31, 2007, no shares remained available for future issuance under the 1998 Stock Option Plan, and the 2003 Stock Option Plan. As of December 31, 2007, 945,000 shares remained available for future issuance under the 2006 Equity Incentive Plan.

Description of Non-Stockholder-Approved Equity Arrangements

On December 31, 2003, the Board of Directors granted a consultant JRC, Inc. a fully vested stock option to purchase 240,000 shares of common stock at an exercise price of $3.60 per share. The option has a five-year term. This stock option was granted prior to InfoSonics’ initial public offering and, therefore, stockholder approval of the grant was not required.

OTHER BUSINESS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS,
DISCRETIONARY AUTHORITY TO VOTE PROXIES

To be considered for inclusion in next year’s proxy materials for our 2009 Annual Meeting of Stockholders, under Rule 14a-8(e) of the Securities Exchange Act of 1934, as amended, a stockholder proposal must be submitted in writing by January 8, 2009, to our Corporate Secretary at 4350 Executive Drive, Suite 100, San Diego, CA 92121, as well as meet the applicable requirements of the SEC.

Further, under our bylaws, any stockholder who intends to present a proposal at the 2009 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials must provide us notice of such proposal in the manner set forth in our bylaws not less than fifty-three (53) days nor more than ninety (90) prior to the 2009 Annual Meeting of Stockholders; provided, however, that if less than sixty (60) days’ notice of the 2009 Annual Meeting of Stockholders is given to stockholders, written notice of business proposed by stockholders shall be delivered or mailed, as prescribed in our bylaws, to our Corporate Secretary not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders or such proposal will be considered untimely. For proposals that are untimely, the Company retains discretionary authority to vote proxies it receives. For proposals that are timely, the Company retains discretionary authority to vote proxies it receives provided that (1) the Company includes in its proxy materials advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. In addition, stockholders who intend to nominate persons for election to the Board of Directors at the 2009 Annual Meeting of Stockholders must provide advance written notice of such nomination in the manner required by our bylaws. Written notice of nominations, complying with our bylaws, must be delivered or mailed to our Corporate Secretary not less than ninety (90) days nor more than one hundred thirty (130) days prior to the date of the 2009 Annual Meeting of Stockholders; provided, however, that if the 2009 Annual Meeting of Stockholders is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after June 9, 2009, then notice by the stockholder must be delivered no later than the close of business ninety (90) days prior to the 2009 Annual Meeting of Stockholders or the tenth day following the day on which notice of the date of that meeting was mailed or public disclosure of the date of that meeting was first made by InfoSonics.

* * * * *

This Notice and Proxy Statement are sent by order of the Board of Directors.

Date: April 29, 2008	/s/ JOSEPH RAM
Joseph Ram Chief Executive Officer

INFOSONICS CORPORATION
4350 Executive Drive, Suite 100
San Diego, California  92121
858-373-1600

*** PROXY ***

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph Ram and Jeffrey Klausner, or either of them, as proxies, with full power of substitution and revocation, the true and lawful attorney and proxies of the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of InfoSonics Corporation (“InfoSonics”) to be held at 1:30 p.m. (Pacific Time) on June 9, 2008, at the conference center located at 4370 La Jolla Village Drive, Suite 210, San Diego, California 92121, or any adjournments or postponements thereof, to vote the shares of common stock of InfoSonics standing in the name of the undersigned on the books of InfoSonics, or such shares of common stock of InfoSonics as the undersigned may otherwise be entitled to vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of Stockholders, dated April 29, 2008, and the accompanying proxy statement of InfoSonics.

1.	Election of the Board of Directors until the next Annual Meeting

	☐	For all nominees listed below (except as marked to the contrary)

	☐	Withhold for all nominees listed below (except as marked to the contrary)

		For the Nominee	Against the Nominee	Withhold
(a)	Joseph Ram	☐	☐	☐
(b)	Abraham G. Rosler	☐	☐	☐
(c)	Randall P. Marx	☐	☐	☐
(d)	Robert S. Picow	☐	☐	☐
(e)	Kirk A. Waldron	☐	☐	☐

2.	Ratification of the selection of Singer Lewak Greenbaum & Goldstein LLP as InfoSonics’ independent registered public accounting firm for the fiscal year ending December 31, 2008.

	☐	For	☐	Against	☐	Abstain

Each of the Proxies is authorized to vote upon such other business that may properly come before the Annual Meeting.

The Board of Directors recommends a vote
“FOR” all proposals listed

If no directions are given by the person(s) executing this Proxy, the shares will be voted in favor of all listed proposals. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted for all proposals.

Please date and sign this Proxy exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                              , 2008.

Please print or type your name here

Title of Authority (as necessary)

Signature

Signature

Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope. If you have had a change of address, please print or type your new address(es) in the space below: